UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2011

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6721 Columbia Gateway Drive

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 539-5008

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the script for the investors conference call of Integral Systems, Inc., a Maryland corporation (the “Company”), held on May 16, 2011.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 8.01	Other Events.

On May 16, 2011, the Company issued a press release announcing that the Company has entered into a definitive merger agreement with Kratos Defense & Security Solutions, Inc. (“Kratos”) relating to the merger of a wholly owned subsidiary of Kratos with and into the Company and the other matters described therein. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information required by Item 1.01 of Form 8-K will be filed in a separate Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Script for Investors Conference Call.

99.2	Press Release dated May 16, 2011.

Important Merger Information and Additional Information

No statement in this Current Report on Form 8-K or in the attached exhibits constitutes an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, Kratos and the Company will file relevant materials with the Securities and Exchange Commission, including a joint proxy statement/prospectus. Investors are strongly urged to read the joint proxy statement/prospectus and all other relevant documents filed with the Securities and Exchange Commission when they become available, because they will contain important information about Kratos, the Company and the proposed merger. The joint proxy statement/prospectus and other documents incorporated by reference in the joint proxy statement/prospectus will be available free of charge at the SEC’s website, www.sec.gov or by directing a request to Tory Harris, Assistant Corporate Secretary at tharris@integ.com.

The Company, Kratos and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s most recent definitive proxy statement, which was filed with the Securities and Exchange Commission on January 12, 2011. Information about the directors and executive officers of Kratos is set forth in Kratos’ most recent definitive proxy statement, which was filed with the Securities and Exchange Commission on April 15, 2011. Certain directors and executive officers of the Company may have direct or indirect interests in the proposed merger due to securities holdings, indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus Kratos and the Company will file with the Securities and Exchange Commission when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Christopher B. Roberts
Christopher B. Roberts
Chief Financial Officer

Date: May 16, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Script for Investors Conference Call.

99.2	Press Release dated May 16, 2011.